SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2006
THE PB FINANCIAL SERVICES CORPORATION
(Exact name of Registrant as Specified in Charter)

Georgia		58-2466560

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9570 Medlock Bridge Road, Duluth, Georgia 30097
(Address of Principal Executive Offices)
(770) 814-8100
Registrant’s telephone number, including area code
NOT APPLICABLE

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (B)
It is with great sadness, that the Board of Directors of The PB Financial Service Corporation announce the death of Charlie Douglas, Director and Chairman of the Audit Committee.
The Executive Committee of the Board of Directors met on March 21st and appointed Paul Maggard and Steve Hurst to the Audit Committee, with Paul Maggard being named Chairman.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
THE PB FINANCIAL SERVICES CORPORATION

DATE: March 31, 2006	By:	/s/ Monty G. Watson
Monty G. Watson
President and Chief Executive Officer

/s/ Kelly J. Johnson
Kelly J. Johnson
Principal Financial and Accounting Officer